ADVANTAGE CALIFORNIA TAX EXEMPT LIQUIDITY FUND

Shares of California Daily Tax Free Income Fund, Inc. (the “Fund”)

Ticker Symbol

[CTEXX]

SUMMARY PROSPECTUS

April 30, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/Advantage. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated April 30, 2013, and the Fund’s most recent shareholder report, dated December 31, 2012, are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.30%
Distribution and Service (12b-1) Fees		0.70%
Other Expenses (includes Administration Fees listed below)		0.33%
Administration Fees	0.21%

Total Annual Fund Operating Expenses		1.33%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Advantage Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Advantage Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

Available exclusively to customers of

Oppenheimer & Co. Inc. and its Affiliates

85 Broad Street

New York, NY 10004

return each year and that the Advantage Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advantage Shares:	$135	$421	$729	$1,601

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)	California, and its political subdivisions;

(ii)	Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)	other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participating Certificates therein, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund’s assets) in California Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

The Fund’s investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

¡	The amount of income the Fund generates will vary with changes in prevailing interest rates.

¡	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

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Because the Fund intends to concentrate in California Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio.

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Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

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An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in “California Risk Factors” in the Statement of Additional Information.

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Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Advantage Shares’ performance from year to year. The table shows the average annual total returns of the Fund’s Advantage Class of shares for one year, five year, ten year and since inception periods. While analyzing this information, please note that the Fund’s past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Advantage Shares may be obtained by calling the Fund toll free at (800) 433-1918.

California Daily Tax Free Income Fund, Inc. – Advantage Shares

The year-to-date return for the Advantage Shares as of March 31, 2013 was 0.00%.

The Class’s highest quarterly return was 0.67% for the quarter ending June 30, 2007; the lowest quarterly return was 0.00% for the quarter ending March 31, 2010.

Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns - Advantage Shares

For the periods ended December 31, 2012

One Year	0.01%
Five Years	0.23%
Ten Years	0.79%
Since Inception*	0.78%

*The inception date of the Advantage Shares was November 22, 2002.

MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Fund’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Advantage Shares of the Fund on any business day through Oppenheimer & Co., Inc. via written request (85 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Fund intends to distribute income that is exempt from regular federal and California income taxes. It is possible that a portion of the Fund’s distributions, including long-term and short-term capital gains, if any, may be subject to California or federal income taxes or to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADVCA-130170301-SP04_13

Available exclusively to customers of

Oppenheimer & Co. and its Affiliates

ADVANTAGE CALIFORNIA TAX EXEMPT LIQUIDITY FUND SUMMARY PROSPECTUS
April 30, 2013